UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 29, 2008
REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or Other Jurisdiction of Incorporation)	1-11848 (Commission File Number)	43-1627032 (IRS Employer Identification Number)
1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (636) 736-7000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Explanatory Note:
     In anticipation of the filing of a preliminary Prospectus Supplement that is included as a part of the Company’s automatic shelf Registration Statement on Form S-3 (File Nos. 333-131761, 333-131761-01 and 333-131761-02), Reinsurance Group of America, Incorporated (“RGA” or the “Company”) is filing this Current Report on Form 8-K to disclose certain financial and related information for the three- and nine-month periods ended September 30, 2008 that had been previously furnished on earlier Form 8-Ks.
****
     On October 23, 2008, RGA reported net income for the third quarter of $25.2 million, or $0.40 per diluted share, compared to $76.5 million, or $1.19 per diluted share, in the prior-year quarter. Third-quarter net premiums rose 6 percent, to $1,303.6 million, from $1,227.9 million a year ago. Net investment income for the quarter totaled $220.2 million versus $190.5 million the year before.
     Net income for the quarter included approximately $99.8 million in net investment losses, including impairments. This amount is pre-tax and before the impact of deferred acquisition costs (DAC). After tax and DAC, the losses totaled $75.4 million, or approximately 3 percent of shareholders’ equity. The losses were primarily associated with RGA’s investments in the financial services sector, including Lehman Brothers, American International Group (AIG), Washington Mutual, Fannie Mae, Freddie Mac and various mortgage-related structured securities. Additionally, net income included unrealized losses of $21.1 million, after taxes and DAC, due to the decline in the fair value of embedded derivatives associated with modified coinsurance and funds withheld treaties. This non-cash, unrealized loss is due to widening credit spreads on the investment portfolios underlying certain funds withheld annuity reinsurance treaties.
     On a year-to-date basis for 2008, net income totaled $167.4 million or $2.62 per diluted share, compared to $230.2 million, or $3.59 per diluted share, for 2007. Consolidated net premiums were up 11 percent, to $3,960.2 million from $3,561.0 million.
     RGA’s investment profile includes 97 percent of its fixed maturity securities held in the investment grade categories with an average credit rating of “A+”. The structured residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) portfolios continued to be highly rated with 99 percent and 84 percent of the RMBS and CMBS rated “AAA”, respectively. Additionally, 8 percent of the CMBS portfolio was rated in the “AA” category. Gross pre-tax unrealized losses on securities increased to $960.6 million from $486.7 million at June 30, primarily due to spread widening. Net pre-tax unrealized losses totaled $596.3 million at September 30. On an after-tax basis, gross unrealized losses represented approximately 22 percent of total shareholders’ equity, excluding accumulated other comprehensive income.
     RGA’s subprime mortgage exposure, including funds withheld portfolios, totaled $239.6 million in book value, or less than 2 percent of total invested assets, with 75 percent rated “AA” or higher, including 28 percent in the “AAA” category. Approximately 9 percent of the subprime mortgage exposure, or $20.9 million, was rated below investment grade. These figures include the effect of $11.6 million, pre-tax, in write-downs during the quarter. RGA largely avoided investing in securities originated in the second half of 2005 and beyond, which RGA believes was a period of less rigorous underwriting. Exposure to “Alt-A” structured securities totaled $106.5 million, which includes $13.3 million in write-downs during the quarter. Approximately 83 percent of these securities were rated “AA” or better.
     As of September 30, 2008, RGA maintained a strong liquidity profile, positive cash flows from operations and access to additional liquidity through its $750 million syndicated credit facility in addition to a Federal Home Loan Bank borrowing program. RGA has not issued commercial paper and its participation in securities lending programs is immaterial, with less than $20.0 million outstanding at September 30, 2008. RGA’s next scheduled senior debt maturity is in 2011.
     The U.S. segment reported a pre-tax loss of $11.3 million for the quarter versus income of $66.2 million the year before. The current-quarter results include approximately $68.0 million, pre-tax and after DAC, in net realized investment losses, and $32.4 million, pre-tax and after DAC, associated with the change in embedded derivatives associated with funds withheld treaties. Net premiums were up 7 percent to $742.2 million from $691.9 million in the prior-year quarter. On a year-to-date basis, net premiums have increased 7 percent.
     The Company’s Canada operations reported pre-tax net income of $29.7 million compared to $22.8 million a year ago. Net premiums increased 4 percent to $128.9 million from $123.7 million in the prior year. On a year-to-date basis, premiums were up 18 percent. The impact on the current-quarter results from currency exchange rate changes relative to the prior year was immaterial.
     Asia Pacific reported pre-tax net income of $21.2 million compared with $17.2 million in the year-ago quarter. Results were driven by favorable mortality in RGA’s emerging markets, particularly Japan, South Korea and Taiwan.

     Net premiums totaled $254.5 million compared to $240.5 million. The prior-year amount was strong due to the timing of client reporting, which is not unusual in the Company’s business. On a year-to-date basis, net premiums have increased 23 percent. Foreign currency fluctuations positively affected net premiums and pre-tax income by approximately $3.0 million and $1.0 million, respectively, during the quarter.
     Europe and South Africa pre-tax net income increased to $20.8 million from $11.7 million a year ago. Net premiums increased 3 percent to $176.2 million as RGA continued to confront a very competitive environment in the U.K. and a relatively weak British pound. The year-to-date increase in premiums totaled 9 percent. Foreign currency exchange fluctuations adversely affected reported net premiums and pre-tax income for the quarter by approximately $9.4 million and $2.0 million, respectively.
     RGA believes the current environment in the financial markets places a premium on capital adequacy, stability of operations, and effective operating and financial strategies and that its current capital base is adequate to support its business at current operating levels. At the same time, RGA is seeing a number of new business opportunities, as primary companies look to potentially remove risk from their balance sheets through block reinsurance transactions or entire company sales. Some of these transactions could be sizable. To the extent RGA is successful in supporting transactions of this nature through reinsurance structures, it would likely need to add to its equity capital base.
     The Company also announced that its board of directors declared a regular quarterly dividend of $0.09, payable November 28 to shareholders of record for both classes of stock as of November 7.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
     This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements relating to projections of the earnings, revenues, income or loss, future financial performance and growth potential of Reinsurance Group of America, Incorporated and its subsidiaries (which we refer to in the following paragraphs as “we,” “us” or “our”). The words “intend,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “should,” “believe,” and other similar expressions also are intended to identify forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.
     Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements including, without limitation (1) adverse capital and credit market conditions and their impact on our liquidity, access to capital and cost of capital, (2) the impairment of other financial institutions and its effect on our business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to our collateral arrangements, (4) the fact that the determination of allowances and impairments taken on our investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation or claims experience, (6) changes in our financial strength and credit ratings and the effect of such changes on our future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in our current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of our investment securities or result in the impairment of all or a portion of the value of certain of our investment securities, (11) market or economic conditions that adversely affect our ability to make timely sales of investment securities, (12) risks inherent in our risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (14) adverse litigation or arbitration results, (15) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which we operate, (17) competitive factors and competitors’ responses to our initiatives, (18) the success of our clients, (19) successful execution of our entry into new markets, (20) successful development and introduction of new products and distribution opportunities, (21) our ability to successfully integrate and operate reinsurance business that we acquire, (22) regulatory action that may be taken by state Departments of Insurance with respect to us or our subsidiaries, (23) our dependence on third parties, including those insurance companies and reinsurers to which we cede some reinsurance, third-party investment managers and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where we or our clients do business, (25) changes in laws, regulations, and accounting standards applicable to us, our subsidiaries, or our business, (26) the effect of our status as an insurance holding company and regulatory restrictions on our ability to pay principal of and interest on our debt obligations, and (27) other risks and uncertainties described in this document and in our other filings with the Securities and Exchange Commission.
     Forward-looking statements should be evaluated together with the many risks and uncertainties that affect our business, including those mentioned in this document and described in the periodic reports we file with the Securities and Exchange Commission. These forward-looking statements speak only as of the date on which they are made. We do not undertake any obligations to update these forward-looking statements, even though our situation may change in the future. We qualify all of our forward-looking statements by these cautionary statements. For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to review the risk factors in RGA’s 2007 Form 10-K and its Form 10-Q for the period ending June 30, 2008.

REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Condensed Consolidated Statements of Income
(Dollars in thousands)

	Three Months Ended		Nine Months Ended
(Unaudited)	September 30,		September 30,
	2008	2007	2008	2007

Revenues:
Net premiums	$1,303,590	$1,227,907	$3,960,210	$3,561,003
Investment income, net of related expenses	220,248	190,458	674,642	681,103
Investment related losses, net	(241,307)	(62,113)	(403,646)	(81,977)
Other revenues	27,764	22,089	81,962	61,637

Total revenues	1,310,295	1,378,341	4,313,168	4,221,766

Benefits and expenses:
Claims and other policy benefits	1,062,948	1,006,864	3,311,287	2,890,012
Interest credited	9,293	30,475	146,190	205,193
Policy acquisition costs and other insurance expenses	124,836	139,081	330,370	500,078
Other operating expenses	63,886	57,284	189,223	169,325
Interest expense	9,935	9,860	54,609	53,545
Collateral finance facility expense	6,851	13,047	21,291	38,940

Total benefits and expenses	1,277,749	1,256,611	4,052,970	3,857,093

Income from continuing operations before income taxes	32,546	121,730	260,198	364,673

Provision for income taxes	7,296	40,932	87,553	127,901

Income from continuing operations	25,250	80,798	172,645	236,772

Discontinued operations:
Loss from discontinued accident and health operations, net of income taxes	(22)	(4,277)	(5,210)	(6,524)

Net income	$25,228	$76,521	$167,435	$230,248

REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Condensed Consolidated Statements of Income
(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
(Unaudited)	September 30,		September 30,
	2008	2007	2008	2007

Earnings per share from continuing operations:
Basic earnings per share	$0.41	$1.30	$2.77	$3.83
Diluted earnings per share	$0.40	$1.26	$2.70	$3.69

Earnings per share from net income:
Basic earnings per share	$0.40	$1.23	$2.69	$3.73
Diluted earnings per share	$0.40	$1.19	$2.62	$3.59

Weighted average number of common and common equivalent shares outstanding	63,607	64,212	63,940	64,218

REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Condensed Consolidated Business Summary

	At or For the
	Nine Months Ended
(Unaudited)	September 30,
	2008	2007

Gross life reinsurance in force (in billions)
U.S.	$1,265.6	$1,212.8
Canada	$231.4	$211.3
Europe & South Africa	$368.9	$370.9
Asia Pacific	$310.6	$319.7

Gross life reinsurance written (in billions)
U.S.	$100.7	$120.9
Canada	$39.1	$33.7
Europe & South Africa	$59.3	$42.2
Asia Pacific	$22.7	$27.7

Balance sheet information (in millions, except share and per share figures)

Consolidated cash and invested assets	$16,637.2	$16,312.1
Invested asset book yield — trailing three months excluding funds withheld	6.01%	6.00%

Investment portfolio mix
Cash and short-term investments	2.68%	3.71%
Fixed maturity securities	54.83%	54.76%
Mortgage loans	4.70%	5.07%
Policy loans	6.30%	6.24%
Funds withheld at interest	28.89%	28.53%
Other invested assets	2.60%	1.69%

Collateral finance facilities	$850.1	$850.3
Short-term debt	$95.0	$30.7
Long-term debt	$923.0	$896.0
Company-obligated mandatorily redeemable preferred securities of subsidiary	$159.0	$158.8

Total stockholders’ equity	$2,606.9	$3,040.0

Treasury shares	802,922	1,129,184
Common shares outstanding	62,325,351	61,999,089
Book value per share outstanding	$41.83	$49.03

REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Selected Invested Asset Data
(Dollars in thousands)
The Company had total cash and invested assets of $16.6 billion and $16.8 billion at September 30, 2008 and December 31, 2007, respectively, as illustrated below:
(Unaudited)

	September 30,	December 31,

Fixed maturity securities, available-for-sale	$9,121,953	$9,397,916
Mortgage loans on real estate	782,282	831,557
Policy loans	1,048,517	1,059,439
Funds withheld at interest	4,806,642	4,749,496
Short-term investments	32,520	75,062
Other invested assets	432,982	284,220
Cash and cash equivalents	412,255	404,351

Total cash and invested assets	$16,637,151	$16,802,041

The tables below show the major industry types and weighted average credit ratings, which comprise the U.S. and foreign corporate fixed maturity holdings at September 30, 2008 and December 31, 2007:
(Unaudited)

				Average
		Estimated		Credit
September 30, 2008	Amortized Cost	Fair Value	% of Total	Ratings

Finance	$1,433,689	$1,176,929	28.1%	A-
Industrial	1,161,833	1,043,016	24.9%	BBB
Foreign (1)	1,185,038	1,088,255	26.0%	A
Utility	531,564	487,337	11.6%	BBB
Other	437,988	394,038	9.4%	BBB+

Total	$4,750,112	$4,189,575	100.0%	A-

				Average
		Estimated		Credit
December 31, 2007	Amortized Cost	Fair Value	% of Total	Ratings

Finance	$1,394,562	$1,343,539	30.8%	A
Industrial	1,069,727	1,060,236	24.3%	BBB+
Foreign (1)	1,040,817	1,050,005	24.1%	A
Utility	504,678	503,969	11.5%	BBB
Other	413,977	405,871	9.3%	BBB+

Total	$4,423,761	$4,363,620	100.0%	A-

(1)	Includes U.S. dollar-denominated debt obligations of foreign obligors and other foreign investments.

REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Selected Invested Asset Data
(Dollars in thousands)
The quality of the Company’s available-for-sale fixed maturity securities portfolio, as measured at fair value and by the percentage of fixed maturity securities invested in various ratings categories, relative to the entire available-for-sale fixed maturity security portfolio, at September 30, 2008 and December 31, 2007 was as follows:
(Unaudited)
September 30, 2008

NAIC	Rating Agency	Amortized	Estimated	% of
Designation	Designation	Cost	Fair Value	Total
1	AAA/AA/A	$7,479,538	$7,183,940	78.8%
2	BBB	1,817,281	1,632,806	17.9%
3	BB	253,665	231,706	2.5%
4	B	58,868	43,503	0.5%
5	CCC and lower	31,336	27,361	0.3%
6	In or near default	2,636	2,637	—%

	Total	$9,643,324	$9,121,953	100.0%

December 31, 2007

NAIC	Rating Agency	Amortized	Estimated	% of
Designation	Designation	Cost	Fair Value	Total
1	AAA/AA/A	$7,022,497	$7,521,177	80.0%
2	BBB	1,628,431	1,617,983	17.2%
3	BB	201,868	198,487	2.1%
4	B	47,013	43,680	0.5%
5	CCC and lower	16,800	16,502	0.2%
6	In or near default	83	87	—%

	Total	$8,916,692	$9,397,916	100.0%

The following table presents the total gross unrealized losses for fixed maturity securities and equity securities as of September 30, 2008 and December 31, 2007 where the estimated fair value had declined and remained below amortized cost by the indicated amount:

	September 30, 2008		December 31, 2007
	Gross		Gross
	Unrealized	% of	Unrealized	% of
(Unaudited)	Losses	Total	Losses	Total

Less than 20%	$472,148	49.1%	$159,563	80.5%
20% or more for less than six months	381,221	39.7%	35,671	18.0%
20% or more for six months or greater	107,273	11.2%	2,981	1.5%

Total	$960,642	100.0%	$198,215	100.0%

REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
U.S. Operations
(Dollars in thousands)
(Unaudited)

	Three Months Ended September 30, 2008
		Asset-	Financial	Total
	Traditional	Intensive	Reinsurance	U.S.
Revenues:
Net premiums	$740,502	$1,719	$—	$742,221
Investment income, net of related expenses	99,991	43,727	192	143,910
Investment related losses, net	(62,065)	(132,280)	(136)	(194,481)
Other revenues	(42)	15,051	3,644	18,653

Total revenues	778,386	(71,783)	3,700	710,303

Benefits and expenses:
Claims and other policy benefits	632,258	2,040	—	634,298
Interest credited	15,221	(6,005)	—	9,216
Policy acquisition costs and other insurance expenses	107,199	(45,043)	252	62,408
Other operating expenses	12,756	2,167	747	15,670

Total benefits and expenses	767,434	(46,841)	999	721,592

Income (loss) before income taxes	$10,952	$(24,942)	$2,701	$(11,289)

REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
U.S. Operations
(Dollars in thousands)
(Unaudited)

	Three Months Ended September 30, 2007
		Asset-	Financial	Total
	Traditional	Intensive	Reinsurance	U.S.
Revenues:
Net premiums	$690,388	$1,555	$—	$691,943
Investment income, net of related expenses	89,221	28,870	(9)	118,082
Investment related losses, net	(5,457)	(58,384)	(2)	(63,843)
Other revenues	242	11,095	7,205	18,542

Total revenues	774,394	(16,864)	7,194	764,724

Benefits and expenses:
Claims and other policy benefits	572,871	2,280	—	575,151
Interest credited	14,845	15,457	—	30,302
Policy acquisition costs and other insurance expenses	99,759	(22,880)	1,831	78,710
Other operating expenses	11,631	1,757	1,021	14,409

Total benefits and expenses	699,106	(3,386)	2,852	698,572

Income (loss) before income taxes	$75,288	$(13,478)	$4,342	$66,152

REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
U.S. Operations
(Dollars in thousands)
(Unaudited)

	Nine Months Ended September 30, 2008
		Asset-	Financial	Total
	Traditional	Intensive	Reinsurance	U.S.
Revenues:
Net premiums	$2,218,726	$4,974	$—	$2,223,700
Investment income, net of related expenses	294,884	149,678	588	445,150
Investment related losses, net	(65,210)	(290,878)	(139)	(356,227)
Other revenues	570	40,757	10,702	52,029

Total revenues	2,448,970	(95,469)	11,151	2,364,652

Benefits and expenses:
Claims and other policy benefits	1,908,418	3,090	—	1,911,508
Interest credited	44,935	100,958	—	145,893
Policy acquisition costs and other insurance expenses	296,480	(149,707)	700	147,473
Other operating expenses	38,115	6,341	2,160	46,616

Total benefits and expenses	2,287,948	(39,318)	2,860	2,251,490

Income (loss) before income taxes	$161,022	$(56,151)	$8,291	$113,162

REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
U.S. Operations
(Dollars in thousands)
(Unaudited)

	Nine Months Ended September 30, 2007
		Asset-	Financial	Total
	Traditional	Intensive	Reinsurance	U.S.
Revenues:
Net premiums	$2,078,560	$4,779	$—	$2,083,339
Investment income, net of related expenses	261,300	214,141	110	475,551
Investment related losses, net	(10,292)	(64,599)	(9)	(74,900)
Other revenues	648	28,209	18,940	47,797

Total revenues	2,330,216	182,530	19,041	2,531,787

Benefits and expenses:
Claims and other policy benefits	1,710,076	6,250	1	1,716,327
Interest credited	43,694	159,939	—	203,633
Policy acquisition costs and other insurance expenses	300,946	16,163	6,026	323,135
Other operating expenses	35,103	5,083	2,962	43,148

Total benefits and expenses	2,089,819	187,435	8,989	2,286,243

Income (loss) before income taxes	$240,397	$(4,905)	$10,052	$245,544

REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Canada Operations
(Dollars in thousands)

	Three Months Ended
(Unaudited)	September 30,

	2008	2007
Revenues:
Net premiums	$128,930	$123,676
Investment income, net of related expenses	35,836	31,057
Investment related gains (losses), net	(1,183)	2,713
Other revenues	4,289	1

Total revenues	167,872	157,447

Benefits and expenses:
Claims and other policy benefits	104,339	106,416
Interest credited	77	170
Policy acquisition costs and other insurance expenses	27,591	23,118
Other operating expenses	6,132	4,945

Total benefits and expenses	138,139	134,649

Income before income taxes	$29,733	$22,798

	Nine Months Ended
(Unaudited)	September 30,

	2008	2007
Revenues:
Net premiums	$407,452	$345,748
Investment income, net of related expenses	107,561	89,852
Investment related gains (losses), net	(1,264)	7,145
Other revenues	17,506	180

Total revenues	531,255	442,925

Benefits and expenses:
Claims and other policy benefits	353,756	303,231
Interest credited	297	541
Policy acquisition costs and other insurance expenses	79,543	62,937
Other operating expenses	17,477	14,182

Total benefits and expenses	451,073	380,891

Income before income taxes	$80,182	$62,034

REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Europe & South Africa
(Dollars in thousands)

	Three Months Ended
(Unaudited)	September 30,

	2008	2007
Revenues:
Net premiums	$176,184	$170,774
Investment income, net of related expenses	9,065	5,569
Investment related losses, net	(4,703)	(863)
Other revenues	33	(43)

Total revenues	180,579	175,437

Benefits and expenses:
Claims and other policy benefits	122,521	127,281
Interest credited	—	3
Policy acquisition costs and other insurance expenses	21,559	22,592
Other operating expenses	15,708	13,872

Total benefits and expenses	159,788	163,748

Income before income taxes	$20,791	$11,689

	Nine Months Ended
(Unaudited)	September 30,

	2008	2007
Revenues:
Net premiums	$550,870	$503,366
Investment income, net of related expenses	25,394	18,446
Investment related losses, net	(4,089)	(1,717)
Other revenues	161	61

Total revenues	572,336	520,156

Benefits and expenses:
Claims and other policy benefits	425,516	370,263
Interest credited	—	1,019
Policy acquisition costs and other insurance expenses	54,815	65,781
Other operating expenses	48,130	38,434

Total benefits and expenses	528,461	475,497

Income before income taxes	$43,875	$44,659

REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Asia Pacific
(Dollars in thousands)

	Three Months Ended
(Unaudited)	September 30,

	2008	2007
Revenues:
Net premiums	$254,497	$240,476
Investment income, net of related expenses	12,272	9,134
Investment related losses, net	(3,821)	(367)
Other revenues	2,811	2,105

Total revenues	265,759	251,348

Benefits and expenses:
Claims and other policy benefits	201,707	197,827
Policy acquisition costs and other insurance expenses	25,053	22,833
Other operating expenses	17,774	13,448

Total benefits and expenses	244,534	234,108

Income before income taxes	$21,225	$17,240

	Nine Months Ended
(Unaudited)	September 30,

	2008	2007
Revenues:
Net premiums	$773,148	$626,285
Investment income, net of related expenses	36,083	26,407
Investment related losses, net	(4,817)	(937)
Other revenues	7,214	6,515

Total revenues	811,628	658,270

Benefits and expenses:
Claims and other policy benefits	620,387	499,974
Policy acquisition costs and other insurance expenses	81,520	75,620
Other operating expenses	48,677	39,495

Total benefits and expenses	750,584	615,089

Income before income taxes	$61,044	$43,181

REINSURANCE GROUP OF AMERICA, INCORPORATED AND SUBSIDIARIES
Corporate and Other
(Dollars in thousands)

	Three Months Ended
(Unaudited)	September 30,

	2008	2007
Revenues:
Net premiums	$1,758	$1,038
Investment income, net of related expenses	19,165	26,616
Investment related gains (losses), net	(37,119)	247
Other revenues	1,978	1,484

Total revenues	(14,218)	29,385

Benefits and expenses:
Claims and other policy benefits	83	189
Policy acquisition costs and other insurance expenses	(11,775)	(8,172)
Other operating expenses	8,602	10,610
Interest expense	9,935	9,860
Collateral finance facility expense	6,851	13,047

Total benefits and expenses	13,696	25,534

Income (loss) before income taxes	$(27,914)	$3,851

	Nine Months Ended
(Unaudited)	September 30,

	2008	2007
Revenues:
Net premiums	$5,040	$2,265
Investment income, net of related expenses	60,454	70,847
Investment related losses, net	(37,249)	(11,568)
Other revenues	5,052	7,084

Total revenues	33,297	68,628

Benefits and expenses:
Claims and other policy benefits	120	217
Policy acquisition costs and other insurance expenses	(32,981)	(27,395)
Other operating expenses	28,323	34,066
Interest expense	54,609	53,545
Collateral finance facility expense	21,291	38,940

Total benefits and expenses	71,362	99,373

Loss before income taxes	$(38,065)	$(30,745)

Selected Investment Detail as of September 30, 2008
The Company had total cash and invested assets of $16.6 billion and $16.8 billion at September 30, 2008 and December 31, 2007, respectively, as illustrated below (dollars in thousands):

	September 30, 2008	December 31, 2007
Fixed maturity securities, available-for-sale	$9,121,953	$9,397,916
Mortgage loans on real estate	782,282	831,557
Policy loans	1,048,517	1,059,439
Funds withheld at interest	4,806,642	4,749,496
Short-term investments	32,520	75,062
Other invested assets	432,982	284,220
Cash and cash equivalents	412,255	404,351

Total cash and invested assets	$16,637,151	$16,802,041

The following table presents consolidated invested assets, net investment income and investment yield, excluding funds withheld. Funds withheld assets are primarily associated with the reinsurance of annuity contracts on which the Company earns a spread. Fluctuations in the yield on funds withheld assets are generally offset by a corresponding adjustment to the interest credited on the liabilities (dollars in thousands).

	Three months ended September 30,				Nine months ended September 30,
	2008	2007	Increase		2008	2007	Increase
Average invested assets at amortized cost	$12,185,216	$10,996,941	10.8%		$11,632,451	$10,497,605	10.8%
Net investment income	179,193	161,311	11.1%		523,681	466,449	12.3%
Investment yield (ratio of net investment income to average invested assets)	6.01%	6.00%	1	bp	6.05%	5.97%	8	bps

The amortized cost, gross unrealized gains and losses, and estimated fair values of investments in fixed maturity securities and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at September 30, 2008 and December 31, 2007 are as follows (dollars in thousands):

				Estimated
	Amortized	Unrealized	Unrealized	Fair	% of
September 30, 2008	Cost	Gains	Losses	Value	Total
Available-for-sale:
U.S. corporate securities	$3,565,074	$5,682	$(469,436)	$3,101,320	34.0%
Canadian and Canadian provincial governments	1,678,671	330,369	(40,926)	1,968,114	21.6%
Residential mortgage-backed securities	1,302,991	6,776	(47,052)	1,262,715	13.9%
Foreign corporate securities	1,185,038	11,588	(108,371)	1,088,255	11.9%
Asset-backed securities	483,308	1,316	(88,717)	395,907	4.3%
Commercial mortgage-backed securities	1,029,457	891	(124,917)	905,431	9.9%
U.S. government and agencies	8,250	298	—	8,548	0.1%
State and political subdivisions	46,630	25	(4,587)	42,068	0.5%
Other foreign government securities	343,905	7,032	(1,342)	349,595	3.8%

Total fixed maturity securities	$9,643,324	$363,977	$(885,348)	$9,121,953	100.0%

Non-redeemable preferred stock	$187,966	$14	$(72,830)	$115,150	77.5%
Common stock	35,571	336	(2,464)	33,443	22.5%

Total equity securities	$223,537	$350	$(75,294)	$148,593	100.0%

				Estimated
	Amortized	Unrealized	Unrealized	Fair	% of
December 31, 2007	Cost	Gains	Losses	Value	Total
Available-for-sale:
U.S. corporate securities	$3,382,944	$27,350	$96,679	$3,313,615	35.3%
Canadian and Canadian provincial governments	1,561,700	570,691	1,163	2,131,228	22.7%
Residential mortgage-backed securities	1,414,187	12,306	12,216	1,414,277	15.0%
Foreign corporate securities	1,040,817	35,159	25,971	1,050,005	11.2%
Asset-backed securities	494,458	1,252	31,456	464,254	4.9%
Commercial mortgage-backed securities	641,479	8,835	5,087	645,227	6.9%
U.S. government and agencies	3,244	209	1	3,452	—%
State and political subdivisions	52,254	152	945	51,461	0.5%
Other foreign government securities	325,609	3,300	4,512	324,397	3.5%

Total fixed maturity securities	$8,916,692	$659,254	$178,030	$9,397,916	100.0%

Non-redeemable preferred stock	$144,942	$986	$19,953	$125,975	91.8%
Common stock	11,483	2	232	11,253	8.2%

Total equity securities	$156,425	$988	$20,185	$137,228	100.0%

The table below shows the major industry types and weighted average credit ratings, which comprise the U.S. and foreign corporate fixed maturity holdings at (dollars in thousands):

	September 30, 2008
		Estimated		Average Credit
	Amortized Cost	Fair Value	% of Total	Ratings
Finance	$1,433,689	$1,176,929	28.1%	A-
Industrial	1,161,833	1,043,016	24.9%	BBB
Foreign (1)	1,185,038	1,088,255	26.0%	A
Utility	531,564	487,337	11.6%	BBB
Other	437,988	394,038	9.4%	BBB+

Total	$4,750,112	$4,189,575	100.0%	A

	December 31, 2007
		Estimated		Average Credit
	Amortized Cost	Fair Value	% of Total	Ratings
Finance	$1,394,562	$1,343,539	30.8%	A
Industrial	1,069,727	1,060,236	24.3%	BBB+
Foreign (1)	1,040,817	1,050,005	24.1%	A
Utility	504,678	503,969	11.5%	BBB
Other	413,977	405,871	9.3%	BBB+

Total	$4,423,761	$4,363,620	100.0%	A-

(1)	Includes U.S. dollar-denominated debt obligations of foreign obligors and other foreign investments.
The quality of the Company’s available-for-sale fixed maturity securities portfolio, as measured at fair value and by the percentage of fixed maturity securities invested in various ratings categories, relative to the entire available-for-sale fixed maturity security portfolio, at September 30, 2008 and December 31, 2007 was as follows (dollars in thousands):

	September 30, 2008				December 31, 2007
NAIC	Rating Agency	Amortized	Estimated	% of	Amortized	Estimated	% of
Designation	Designation	Cost	Fair Value	Total	Cost	Fair Value	Total
1	AAA/AA/A	$7,479,538	$7,183,940	78.8%	$7,022,497	$7,521,177	80.0%
2	BBB	1,817,281	1,632,806	17.9%	1,628,431	1,617,983	17.2%
3	BB	253,665	231,706	2.5%	201,868	198,487	2.1%
4	B	58,868	43,503	0.5%	47,013	43,680	0.5%
5	CCC and lower	31,336	27,361	0.3%	16,800	16,502	0.2%
6	In or near default	2,636	2,637	—%	83	87	—%

	Total	$9,643,324	$9,121,953	100.0%	$8,916,692	$9,397,916	100.0%

The Company’s fixed maturity portfolio includes structured securities. The following table shows the types of structured securities the Company held at:

	September 30, 2008		December 31, 2007
	Amortized	Estimated	Amortized	Estimated
(dollars in thousands)	Cost	Fair Value	Cost	Fair Value
Residential mortgage-backed securities:
Collateralized mortgage obligations	$932,046	$892,959	$1,018,597	$1,016,195
Pass-through securities	370,945	369,756	395,590	398,081

Total residential mortgage-backed securities	1,302,991	1,262,715	1,414,187	1,414,276
Commercial mortgage-backed securities	1,029,457	905,431	641,479	645,227
Asset-backed securities	483,308	395,907	494,458	464,254

Total	$2,815,756	$2,564,053	$2,550,124	$2,523,757

As of September 30, 2008 and December 31, 2007, the Company held investments in securities with subprime mortgage exposure with amortized costs totaling $239.6 million and $267.7 million, and estimated fair values of $177.4 million and $246.8 million, respectively. Those amounts include exposure to subprime mortgages through securities held directly in the Company’s investment portfolios within asset-backed securities, as well as securities backing the Company’s funds withheld at interest investment. The following tables summarize the securities by rating and underwriting year at September 30, 2008 and December 31, 2007 (dollars in thousands):

	September 30, 2008
	AAA		AA		A
		Estimated		Estimated		Estimated
Underwriting Year	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$11,419	$10,586	$6,580	$4,746	$1,868	$1,337
2004	—	—	39,335	30,741	13,560	10,791
2005	48,481	40,885	57,019	38,337	6,516	3,362
2006	5,018	3,135	9,498	5,480	—	—
2007	2,250	1,820	888	615	10,490	5,175

Total	$67,168	$56,426	$113,320	$79,919	$32,434	$20,665

	BBB		Below Investment Grade		Total
		Estimated		Estimated		Estimated
Underwriting Year	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$1,221	$217	$—	$—	$21,088	$16,886
2004	—	—	9,071	6,610	61,966	48,142
2005	1,323	1,323	4,173	4,168	117,512	88,075
2006	3,223	1,823	—	—	17,739	10,438
2007	—	—	7,639	6,288	21,267	13,898

Total	$5,767	$3,363	$20,883	$17,066	$239,572	$177,439

	December 31, 2007
	AAA		AA		A
		Estimated		Estimated		Estimated
Underwriting Year	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$16,520	$16,531	$2,111	$1,910	$3,749	$3,246
2004	26,520	26,286	33,757	31,465	16,151	14,614
2005	41,638	40,190	60,233	55,041	21,593	18,140
2006	13,964	11,957	5,002	3,763	—	—
2007	20,274	18,351	—	—	—	—

Total	$118,916	$113,315	$101,103	$92,179	$41,493	$36,000

	BBB		Below Investment Grade		Total
		Estimated		Estimated		Estimated
Underwriting Year	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2003 & Prior	$1,186	$1,046	$—	$—	$23,566	$22,733
2004	—	—	—	—	76,428	72,365
2005	5,026	4,250	—	—	128,490	117,621
2006	—	—	—	—	18,966	15,720
2007	—	—	—	—	20,274	18,351

Total	$6,212	$5,296	$—	$—	$267,724	$246,790

The following table presents the total gross unrealized losses for fixed maturity securities and equity securities as of September 30, 2008 and December 31, 2007, respectively, where the estimated fair value had declined and remained below amortized cost by the indicated amount (dollars in thousands):

	September 30, 2008		December 31, 2007
	Gross		Gross
	Unrealized		Unrealized
	Losses	% of Total	Losses	% of Total

Less than 20%	$472,148	49.1%	$159,563	80.5%
20% or more for less than six months	381,221	39.7%	35,671	18.0%
20% or more for six months or greater	107,273	11.2%	2,981	1.5%

Total	$960,642	100.0%	$198,215	100.0%

The following tables present the estimated fair values and gross unrealized losses for the 1,976 and 1,105 fixed maturity securities and equity securities that have estimated fair values below amortized cost as of September 30, 2008 and December 31, 2007, respectively. These investments are presented by class and grade of security, as well as the length of time the related market value has remained below amortized cost.

	As of September 30, 2008
			Equal to or greater than
	Less than 12 months		12 months		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
(dollars in thousands)	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Investment grade securities:
U.S. corporate securities	$2,136,005	$289,078	$481,672	$139,996	$2,617,677	$429,074
Canadian and Canadian provincial governments	483,226	33,670	55,046	7,256	538,272	40,926
Residential mortgage-backed securities	497,433	26,121	253,224	20,931	750,657	47,052
Foreign corporate securities	573,499	72,645	191,346	31,944	764,845	104,589
Asset-backed securities	159,077	20,269	201,503	66,944	360,580	87,213
Commercial mortgage-backed securities	801,793	105,354	59,865	19,563	861,658	124,917
State and political subdivisions	27,468	4,587	8,000	—	35,468	4,587
Other foreign government securities	45,207	534	47,494	808	92,701	1,342

Investment grade securities	4,723,708	552,258	1,298,150	287,442	6,021,858	839,700

Non-investment grade securities:
U.S. corporate securities	193,333	31,385	42,473	8,977	235,806	40,362
Asset-backed securities	1,226	79	5,126	1,425	6,352	1,504
Foreign corporate securities	16,964	2,455	3,164	1,327	20,128	3,782

Non-investment grade securities	211,523	33,919	50,763	11,729	262,286	45,648

Total fixed maturity securities	$4,935,231	$586,177	$1,348,913	$299,171	$6,284,144	$885,348

Equity securities	$95,030	$60,555	$21,226	$14,739	$116,256	$75,294

Total number of securities in an unrealized loss position	1,426		550		1,976

	As of December 31, 2007
			Equal to or greater than
	Less than 12 months		12 months		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
(dollars in thousands)	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Investment grade securities:
U.S. corporate securities	$1,185,664	$63,368	$487,626	$25,541	$1,673,290	$88,909
Canadian and Canadian provincial governments	78,045	1,077	4,313	86	82,358	1,163
Residential mortgage-backed securities	299,655	5,473	348,632	6,743	648,287	12,216
Foreign corporate securities	293,783	17,880	155,445	5,995	449,228	23,875
Asset-backed securities	341,337	24,958	72,445	5,722	413,782	30,680
Commercial mortgage-backed securities	110,097	4,499	46,647	588	156,744	5,087
U.S. government and agencies	700	1	—	—	700	1
State and political subdivisions	27,265	605	14,518	339	41,783	944
Other foreign government securities	127,397	1,635	75,354	2,878	202,751	4,513

Investment grade securities	2,463,943	119,496	1,204,980	47,892	3,668,923	167,388

Non-investment grade securities:
U.S. corporate securities	106,842	6,044	30,105	1,727	136,947	7,771
Asset-backed securities	1,996	776	—	—	1,996	776
Foreign corporate securities	9,692	1,930	3,524	165	13,216	2,095

Non-investment grade securities	118,530	8,750	33,629	1,892	152,159	10,642

Total fixed maturity securities	$2,582,473	$128,246	$1,238,609	$49,784	$3,821,082	$178,030

Equity securities	$83,166	$16,764	$19,073	$3,421	$102,239	$20,185

Total number of securities in an unrealized loss position	691		414		1,105

At September 30, 2008 and December 31, 2007, the Company had $960.6 million and $198.2 million, respectively, of gross unrealized losses related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized losses, as follows:

	September 30,	December 31,
	2008	2007
Sector:
U.S. corporate securities	58%	59%
Canadian and Canada provincial governments	4%	1%
Residential mortgage-backed securities	5%	6%
Foreign corporate securities	11%	13%
Asset-backed securities	9%	16%
Commercial mortgage-backed securities	13%	3%
State and political subdivisions	—%	—%
Other foreign government securities	—%	2%

Total	100%	100%

Industry:
Finance	40%	49%
Asset-backed	9%	16%
Industrial	17%	12%
Mortgage-backed	18%	9%
Government	5%	3%
Utility	6%	4%
Other	5%	7%

Total	100%	100%

The table below presents the Company’s top twenty corporate exposures held directly in its investment portfolio as of September 30, 2008. Securities backing the Company’s funds withheld portfolios are not included.
(dollars in thousands)

	Amortized	Estimated
Corporate Exposures	Cost	Fair Value

JP Morgan	$85,305	$74,614
Bank of America	82,708	71,376
Citigroup	78,036	61,825
General Electric Co.	67,940	58,011
AT&T, Inc.	64,293	57,605
Toronto Dominion	48,816	46,577
Verizon	41,480	37,208
American International Group	48,367	32,760
HSBC	36,755	32,102
Wells Fargo	35,330	31,887
Deutsche Telekom	30,380	27,786
Merrill Lynch	34,418	27,506
Power Corp of Canada	25,314	27,299
Morgan Stanley	36,957	27,041
Time Warner Cable	30,245	26,539
Kraft Foods, Inc.	27,943	25,976
Wachovia	42,957	24,909
Goldman Sachs	36,304	24,866
Enbridge, Inc.	20,718	23,841
Banco Santander	35,805	23,460

Total	$910,071	$763,188

The table below summarizes impairment writedowns on select issuers for the three month period ended September 30, 2008.

(dollars in thousands)
Asset Class / Institution	Impairment

Subprime / Alt-A	$25,727
Lehman Brothers Holdings	24,232
Washington Mutual	22,075
Morgan Stanley	8,214
American International Group	7,500
Fannie Mae	7,231
Freddie Mac	4,680
Bell Canada Enterprises	3,499
Other	6,123

Total	$109,281

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED
Date: October 29, 2008	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Vice President, Controller and Treasurer